UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

Paramount Gold Nevada Corp.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36908	98-0138393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street
Winnemucca, Nevada		89445
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 775 625-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	PZG	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Paramount Gold Nevada Corp. (the “Company”) held its 2023 Annual Stockholders’ Meeting on December 12, 2023, in a virtual format (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved amendments to the 2016 Stock Incentive and Equity Compensation Plan (the “Plan”). A description of the material terms of the amendments to the Plan was included in the Company’s proxy statement for the Annual Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”), on October 26, 2023, which descriptions are incorporated herein by reference. Such description of the amendment to the Plan and Plan as so amended are qualified in their entirety by the terms of that amendment and the Plan as so amended, respectively. A composite copy of Plan that gives effect to the amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual stockholder meeting on December 12, 2023. Of the 58,920,703 shares outstanding and entitled to vote at the meeting, 32,421,551 shares of common stock or 55.03% were voted.

At the annual stockholder meeting, the stockholders of the Company were asked to consider and vote on three proposals. The election results for each proposal were as follows:

Proposal #1: Election of Directors

The stockholders elected the following seven individuals to the Company’s Board of Directors for a one-year term expiring at the 2024 Annual General Meeting. The voting results were as follows:

	For	Withheld	Broker Non-Votes	Approval Percentage (1)
Rudi Fronk	20,416,423	1,211,636	10,793,492	94.40%
Glen Van Treek	20,805,668	822,391	10,793,492	96.20%
Rachel Goldman	20,658,637	969,422	10,793,492	95.52%
Christopher Reynolds	20,688,434	939,625	10,793,492	95.66%
Eliseo Gonzalez-Urien	20,740,696	887,090	10,793,492	95.90%
John Carden	20,566,910	1,061,149	10,793,492	95.09%
Pierre Pelletier	20,750,912	877,147	10,793,492	95.94%
Samantha Espley	20,743,157	884,902	10,793,492	95.91%

Proposal #2: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accountants for the year ended June 30, 2024. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
31,706,208	72,763	642,580	0	97.80%

Proposal #3: Approval to the Amendment of the Company's 2016 Stock Incentive & Equity Compensation Plan

The stockholders approved the amendment to the 2016 Stock Incentive and Compensation Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
19,606,346	1,762,263	259,450	10,793,492	90.65%

(1) Percentage of votes cast for the nominee or proposal.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Paramount Gold Nevada Corp. 2016 Stock Incentive and Compensation Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paramount Gold Nevada Corp.

Date:	December 13, 2023	By:	/s/ Carlo Buffone
Carlo Buffone, Chief Financial Officer